UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

REGAL ONE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida                                         814-00710                                   95-4158065

     (State or other jurisdiction                         (Commission File Number)                      (IRS Identification No.)

           of incorporation)

PO Box 25610, Scottsdale, AZ

    85255

(Address of principal executive offices)

                                           (Zip Code)

(310) 312.6888

(Registrant's telephone number, including area code)

__________________________N/A____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of November 10, 2014, the Company accepted the resignation of Christopher Dieterich as a director.  There were no disagreements with the company, as he resigned to allow for the election of uninterested directors to complete a properly constituted board for regulatory purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ONE CORPORATION

Date: November 13, 2014

By:

/s/ C. J. Newman

Name: Charles J. Newman

Title:

Chief Executive Officer